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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 31, 1997


                                OMNICARE, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


        1-8269                                          31-1001351
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   (Commission File Number)               (IRS Employer Identification No.)


     50 East RiverCenter Boulevard, Suite 1530, Covington, Kentucky 41011
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        (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code:  (606)655-1180
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Item 5.  Other Events
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        Omnicare, Inc. earned $4,655,000, or $.06 per primary and fully diluted share, on sales of $57,091,000 for the month ended January 31, 1997.


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                                  SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     Omnicare, Inc.
                                                -----------------------------
                                                      (Registrant)


Date:  February 21, 1997                        By: /s/ David W. Froesel, Jr.
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                                                   David W. Froesel, Jr.
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

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